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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2009

                         VNUS Medical Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-50988                 94-3216535
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(State or other jurisdiction of      (Commission             (I.R.S. Employer
       incorporation)                File Number)         Identification Number)

                               5799 Fontanoso Way
                           San Jose, California 95138
                                 (408) 360-7200

  (Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

      On February 10, 2009, VNUS Medical Technologies, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of 2008. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Item 2.02 of this Current Report on Form 8-K and the information contained in the press release referenced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K and the press release referenced herein is not incorporated by reference into any filings of VNUS, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

Exhibit
No.         Description
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99.1 Press Release of VNUS Medical Technologies, Inc., dated February 10, 2009 entitled "VNUS Medical Technologies Reports Fourth-Quarter 2008 Results"

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2009


                                            VNUS MEDICAL TECHNOLOGIES, INC.


                                            By:    /s/  Peter Osborne
                                                   -----------------------------
                                            Name:  Peter Osborne
                                            Title: Chief Financial Officer and
                                                   Vice President of Finance
                                                   & Administration

                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 10, 2009


Exhibit     Description
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99.1 Press Release of VNUS Medical Technologies, Inc., dated February 10, 2009 entitled, "VNUS Medical Technologies Reports Fourth-Quarter 2008 Results"